                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported) December 7, 2001
                               (December 7, 2001)


                            GLOBALSANTAFE CORPORATION
               (Exact name of registrant as specified in charter)


        Cayman Islands                 1-14634                   98-0108989
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)


777 N. Eldridge Parkway,  Houston, Texas                        77079-4493
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (281) 596-5100

Item 7.  Financial Statements and Exhibits

(c) Exhibits

          99.1    GlobalSantaFe Fleet Status as of December 7, 2001.

Item 9.  Regulation FD Disclosure

Once during the first half of each calendar month and until further notice, GlobalSantaFe Corporation publishes a list containing information about the status of each rig in its offshore and onshore drilling rig fleets. The list includes each offshore rig's rated water depth and each onshore rig's rated drilling depth. The list also includes each rig's design, location, and contract status, including information regarding the dayrate being earned by the rig. Information in the list for December 2001 is as of December 7, 2001. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALSANTAFE CORPORATION



Date: December 7, 2001              By: s/Michael R. Dawson
                                       --------------------------------------
                                       Michael R. Dawson
                                       Vice President and Treasurer

                               INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

  99.1         GlobalSantaFe Fleet Status as of December 7, 2001.